Exhibit 1.1

[ • ] Shares

ONESTREAM, INC.

CLASS A COMMON STOCK (PAR VALUE $0.0001 PER SHARE)

UNDERWRITING AGREEMENT

[ • ], 2024

[ • ], 2024

Morgan Stanley & Co. LLC

J.P. Morgan Securities LLC

as Representatives of the several

Underwriters listed in Schedule I hereto

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

OneStream, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), for whom Morgan Stanley & Co. LLC (“Morgan Stanley”) and J.P. Morgan Securities LLC (together, the “Representatives”) are acting as Representatives, and certain stockholders of the Company named in Schedule II hereto (the “Selling Stockholders”) severally propose to sell to the several Underwriters, an aggregate of [ • ] shares of the Class A common stock, $0.0001 par value per share, of the Company (the “Class A Common Stock”), of which [ • ] shares are to be issued and sold by the Company and [ • ] shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount of shares set forth opposite such Selling Stockholder’s name in Schedule II hereto. Such shares of Class A Common Stock to be sold by the Company and the Selling Stockholders shall hereinafter be referred to as the “Firm Shares.”

The Company and the Selling Stockholders also propose to sell to the several Underwriters, severally and not jointly, not more than an additional [ • ] shares of Class A Common Stock (the “Additional Shares”), of which not more than [ • ] shares are to be issued and sold by the Company and not more than [ • ] shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount of shares set forth opposite such Selling Stockholder’s name in Schedule II hereto, if and to the extent that you, as the Representatives, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Class A Common Stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of Class A Common Stock, together with the shares of Class B common stock, $0.0001 par value per share, of the Company, the shares of Class C common stock, $0.0001 par value per share, of the Company (the “Class C Common Stock”) and the shares of Class D common stock, $0.0001 par value per share, of the Company (the “Class D Common Stock”), are hereinafter referred to as the “Common Stock.” The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the “Sellers.”

The Company and OneStream Software LLC, a Delaware limited liability company (“OneStream LLC”), are collectively referred to herein as the “OneStream Parties.”

All references to “Subsidiaries” of the Company shall be understood to refer to its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), including OneStream LLC.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-[ • ]), including a preliminary prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register the sale of additional shares of Class A Common Stock pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this agreement (this “Agreement”), “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “preliminary prospectus” shall mean each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted information pursuant to Rule 430A under the Securities Act that was used after such effectiveness and prior to the execution and delivery of this Agreement, “Time of Sale Prospectus” means the preliminary prospectus contained in the Registration Statement at the time of its effectiveness together with the documents and pricing information set forth in Schedule III hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof.

1. Representations and Warranties of the OneStream Parties. Each OneStream Party, jointly and severally, represents and warrants to and agrees with each of the Underwriters that:

(a)
The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the Company’s knowledge, threatened by the Commission.

(b)
(i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon the Selling Stockholder Information (as defined in Section 2(h)) or the Underwriter Information (as defined in Section 11(c)).
(c)
The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus.
(d)
The OneStream Parties have been duly incorporated or organized, are validly existing in good standing under the laws of the jurisdiction of their respective incorporation or organization, and have the corporate or limited liability company power and authority to own or lease their property and to conduct their business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and are duly qualified to transact business and are in good standing in each jurisdiction (to the extent the concept of good standing or an equivalent concept is applicable in such jurisdiction) in which the conduct of their business or their ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (to the extent the concept of good standing or an equivalent concept is applicable in such jurisdiction) would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole.
(e)
Each Subsidiary of the Company has been duly incorporated, organized or formed, is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction of its incorporation, organization or formation (to the extent the concept of good standing or an equivalent concept is applicable in such jurisdiction), has the corporate or other business entity power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent the concept of good standing or an equivalent concept is applicable in such jurisdiction) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole; and all of the issued shares of capital stock or other equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent such concepts are applicable under such laws) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.
(f)
Each OneStream Party has the requisite corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement.
(g)
This Agreement has been duly authorized, executed and delivered by each OneStream Party.
(h)
[Reserved]
(i)
This Agreement conforms in all material respects to the descriptions thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(j)
The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(k)
(i) The shares of Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable; and (ii) the Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non‑assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. Except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there will be no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any of its Subsidiaries, any such convertible or exchangeable securities or any such rights, warrants or options.
(l)
The execution and delivery by each OneStream Party of, and the performance by each OneStream Party of its obligations under, this Agreement and the issuance and sale of the Shares by the Company and the consummation of the transactions contemplated by this Agreement will not contravene any provision of (i) applicable law or (ii) the charter or by‑laws or similar organizational documents of the applicable OneStream Party or (iii) any agreement or other instrument binding upon the OneStream Parties or the Subsidiaries, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the OneStream Parties or any Subsidiary, except in the case of clauses (i), (iii) and (iv) above, where such contravention would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole, or on the power or ability of the OneStream Parties to perform their obligations under this Agreement, and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by any OneStream Party of its obligations under this Agreement, the issuance and sale of the Shares by the Company or the consummation of the transactions contemplated by this Agreement, except such as has previously been obtained or waived and such as may be required by the securities or Blue Sky laws of the various states or foreign jurisdictions or the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the offer and sale of the Shares.
(m)
Neither the OneStream Parties nor any of the Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the OneStream Parties or any of the Subsidiaries is a party or by which the OneStream Parties or any of the Subsidiaries is bound or to which any property or asset of the OneStream Parties or any of the Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the OneStream Parties or any of the Subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole or materially affect the power or ability of any OneStream Party to perform its obligations under this Agreement.
(n)
Except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, and except where such restrictions would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and Subsidiaries, taken as a whole, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of Company.
(o)
There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the OneStream Parties and the Subsidiaries, taken as a whole, from that set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(p)
There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the OneStream Parties or any of the Subsidiaries is a party or to which any of the properties of the OneStream Parties or any of the Subsidiaries is subject (i) other than proceedings accurately described in all material respects in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole, or on the power or ability of any OneStream Party to perform its obligations under this Agreement, or to consummate the transactions contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described in all material respects; and there are no statutes, regulations, contracts or other documents that are required to be described in the

Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed as required.
(q)
Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
(r)
The OneStream Parties are not, and immediately after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” and will not be entities “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
(s)
The OneStream Parties and the Subsidiaries, taken as a whole, (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole.
(t)
There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean‑up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole.
(u)
Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or as have been complied with or validly waived, there are no contracts, agreements or understandings between any OneStream Party and any person granting such person the right to require any OneStream Party to file a registration statement under the Securities Act with respect to any securities of a OneStream Party or to require any OneStream Party to include such securities with the Shares registered pursuant to the Registration Statement.

(v)
(i) None of the OneStream Parties, the Subsidiaries or their controlled affiliates, nor any director, officer or employee thereof, nor, to the Company’s knowledge, any agent or representative of the OneStream Parties, the Subsidiaries or their controlled affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any person to improperly influence official action by that person for the benefit of the OneStream Parties, the Subsidiaries or their affiliates, or to otherwise secure any improper advantage, or to any person in violation of (a) the U.S. Foreign Corrupt Practices Act of 1977, (b) the UK Bribery Act 2010, and (c) any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption (collectively, the “Anti-Corruption Laws”).
(w)
The operations of the OneStream Parties and the Subsidiaries are and have been conducted at all times in material compliance with all applicable anti-money laundering laws, rules and regulations, including the financial recordkeeping and reporting requirements contained therein, and including applicable provisions of the Bank Secrecy Act of 1970, applicable provisions of the USA PATRIOT Act of 2001, applicable provisions of the Money Laundering Control Act of 1986 and the Anti-Money Laundering Act of 2020 (collectively, the “Anti-Money Laundering Laws”).
(x)
(i) None of the OneStream Parties, the Subsidiaries, or any director, officer, employee, agent, controlled affiliate, or representative of the OneStream Parties or the Subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:

(A) the subject of any economic or trade sanctions administered or enforced by the United States Government (including the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority (collectively, “Sanctions”), or

(B) located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea and Syria).

(ii) The OneStream Parties and the Subsidiaries have not, in violation of sanctions, engaged in, are not now engaged in, and will not engage in, any dealings or transactions with any

Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of Sanctions.

(y)
The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is, or whose government is, the subject of Sanctions;

(ii) to fund or facilitate any money laundering or terrorist financing activities; or

(iii) in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(z)
The OneStream Parties and the Subsidiaries have conducted and will conduct their businesses in compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, and Sanctions, and no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the OneStream Parties and the Subsidiaries with respect to the Anti-Corruption Laws, the Anti-Money Laundering Laws or Sanctions is pending or, to the Company’s knowledge, threatened. The OneStream Parties and the Subsidiaries and their controlled affiliates have instituted and maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, Sanctions and with the representations and warranties contained herein.
(aa)
Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the OneStream Parties and the Subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) no OneStream Party has purchased any of its outstanding capital stock or membership interests (except for acquisitions of capital stock or membership interests by such OneStream Party pursuant to agreements that permit the OneStream Party to repurchase such shares or interests upon the applicable party’s termination of service to the OneStream Party), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock or membership interests other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock or membership interests (other than (A) the exercise of equity awards or (B) grants of equity awards or forfeiture of equity awards outstanding under the OneStream Party’s equity incentive plans, as of such respective dates as of which information is described in the Registration Statement, the Time of Sale Prospectus and the Prospectus), short‑term debt or long‑term debt of the OneStream Parties and the Subsidiaries, taken as a whole, except in each case as described in all material respects the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(bb)
Each of the OneStream Parties and each of the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property (other than intellectual property, which is addressed exclusively by Section (cc) below) owned by them which is material to the business of the OneStream Parties and the Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the OneStream Parties and the Subsidiaries, taken as a whole; and any real property and buildings held under lease by the OneStream Parties and the Subsidiaries are held by them under valid, subsisting and, to the Company’s knowledge, enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the OneStream Parties and the Subsidiaries.
(cc)
(i) The OneStream Parties and the Subsidiaries own or, to the Company’s knowledge, have a valid license to all patents, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of their businesses as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus; (ii) the Intellectual Property Rights owned by the OneStream Parties and the Subsidiaries are subsisting and, to the Company’s knowledge, are valid and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights; (iii) neither the OneStream Parties nor any of the Subsidiaries has received any written notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole; (iv) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by the OneStream Parties; (v) to the Company’s knowledge, neither the OneStream Parties nor any of the Subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any

Intellectual Property Rights, which infringement, misappropriation or other violation, singly or in the aggregate, would reasonably be expected to have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole; (vi) all employees or contractors engaged in the development of any material Intellectual Property Rights on behalf of the OneStream Parties or any Subsidiary have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the applicable OneStream Party or Subsidiary, and, to the Company’s knowledge, no such agreement has been breached or violated; and (vii) the OneStream Parties and the Subsidiaries use, and have used, reasonable efforts to appropriately protect and maintain all information intended to be protected and maintained as a trade secret.
(dd)
(i) The OneStream Parties and the Subsidiaries use and have used any and all software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”) in material compliance with all license terms applicable to such Open Source Software; and (ii) neither the OneStream Parties nor any of the Subsidiaries uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required (A) the OneStream Parties or any of the Subsidiaries to permit reverse engineering of any software code or other technology owned by the OneStream Parties or any of the Subsidiaries or (B) any software code or other technology owned by the OneStream Parties or any of the Subsidiaries to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.
(ee)
Except as would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole: (i) the OneStream Parties, each of the Subsidiaries and, to the Company’s knowledge, any affiliates, vendors, processors, or other third parties processing (or otherwise accessing or sharing pursuant to a contract) Data for, or on behalf of or jointly with, any of the OneStream Parties or the Subsidiaries (in the case of affiliates, vendors, processors or other third parties, relating to Data processed by such affiliates, vendors, processors, or other third parties on behalf of the OneStream Parties and the Subsidiaries) (“Data Partners”) have complied, and are presently in compliance with, all of their applicable internal and external privacy policies and contractual obligations, and all applicable binding industry standards and any applicable law or regulation, and binding statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other binding legal obligations, in each case, governing privacy or data security with respect to the collection, use, transfer, import, export, storage, protection, disposal, disclosure or other processing by, or on the behalf of, any of the OneStream Parties or any of the Subsidiaries of any data that is defined as

“personal data,” “personally identifiable information,” “sensitive personal information,” or any equivalent term under applicable law (“Data”) (collectively, “Data Security Obligations”); (ii) the OneStream Parties, the Subsidiaries and, to the Company’s knowledge, Data Partners have not received any notification, inquiry, request, claim, complaint or other communication from any governmental authority, regulatory entity, or other person or entity relating to or alleging their non-compliance with any Data Security Obligation; and (iii) the OneStream Parties, the Subsidiaries and, to the Company’s knowledge, the Data Partners have not been subject to or received written notice of any pending or threatened audit, investigation, penalty, claim, action, suit or proceeding by or before any court or governmental agency, authority or body alleging non-compliance with any Data Security Obligation.
(ff)
Except as would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole, the OneStream Parties, each of the Subsidiaries and, to the Company’s knowledge, the Data Partners have implemented commercially reasonable and appropriate physical, technical and organizational measures designed to protect the information technology systems and Data used by the OneStream Parties, the Subsidiaries and, to the Company’s knowledge, the Data Partners in the operation of the OneStream Parties’ and the Subsidiaries’ businesses as currently conducted, including, commercially reasonable and appropriate controls, policies and procedures that include, as applicable, oversight, access controls, encryption and other safeguards, and business continuity/disaster recovery and security measures that are designed to protect against and prevent the breach of, and unauthorized, unlawful or accidental access to, or destruction, loss, distribution, use, disablement, misappropriation or modification, or other compromise or use of, any information technology system or Data used by the OneStream Parties, the Subsidiaries and the Data Partners in the operation of the OneStream Parties’ and the Subsidiaries’ businesses as currently conducted (“Breach”). Except as would not, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole, there has been no such Breach, and the OneStream Parties, the Subsidiaries and, to the Company’s knowledge, the Data Partners have not been notified of, and have no knowledge of, any event or condition that would reasonably be expected to result in any such Breach.
(gg)
No material labor dispute with the employees of the OneStream Parties or any of the Subsidiaries exists, or, to the knowledge of the Company, is imminent; and no OneStream Party is aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole.

(hh)
(i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the OneStream Parties or the Subsidiaries or any member of their “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the OneStream Parties or the Subsidiaries within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the OneStream Parties or the Subsidiaries under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan to be funded exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the OneStream Parties or the Subsidiaries nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (1) a material increase in the aggregate amount of contributions required to be made to all Plans by the OneStream Parties or the Subsidiaries or its Controlled Group affiliates in the current fiscal year of the OneStream Parties or the Subsidiaries and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (2) a material increase in the OneStream Parties’ or the Subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company’s most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (viii) hereof, as would not, individually or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole.
(ii)
The OneStream Parties and the Subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the reasonable judgment of the OneStream Parties, prudent and customary in the businesses in which they are currently engaged; neither the OneStream Parties nor any of the Subsidiaries has been refused any insurance coverage sought or applied for; and neither the OneStream Parties nor any of the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole.
(jj)
The OneStream Parties and the Subsidiaries, taken as a whole, possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to obtain such certificates, authorizations or permits would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole, and neither the OneStream Parties nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole.
(kk)
The financial statements included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and present fairly in all material respects the consolidated financial position of the OneStream Parties and the Subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the OneStream Parties’ quarterly financial statements. The other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the OneStream Parties and the consolidated Subsidiaries, as the case may be, and presents fairly in all material respects the information shown thereby. The pro forma financial statements and the related notes thereto included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus

present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The statistical, industry-related and market-related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects.
(ll)
Ernst & Young LLP, which has certified certain financial statements of the OneStream Parties and the Subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules filed with the Commission as part of the Registration Statement and included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to such parties within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).
(mm)
The OneStream Parties and the Subsidiaries, taken as a whole, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included in the Registration Statement, the Time of Sale Prospectus and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the OneStream Parties’ internal control over financial reporting (whether or not remediated) and (ii) no change in the OneStream Parties’ internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the OneStream Parties’ internal control over financial reporting (it being understood that clauses (i) and (ii) shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith as of an earlier date than it would otherwise be required to do so under applicable laws).

(nn)
Except as described in all material respects in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no OneStream Party has sold, issued or distributed any equity interests during the six‑month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, equity incentive plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
(oo)
[Reserved]
(pp)
[Reserved]
(qq)
[Reserved]
(rr)
The OneStream Parties and each of the Subsidiaries have filed all U.S. federal, state, local and non-U.S. tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the OneStream Parties), and no tax deficiency has been determined adversely to the OneStream Parties or any of the Subsidiaries which, singly or in the aggregate, has had (nor do the OneStream Parties nor any of the Subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the OneStream Parties or the Subsidiaries and which could reasonably be expected to have) a material adverse effect on the OneStream Parties and the Subsidiaries, taken as a whole.
(ss)
From the time of the initial confidential submission of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).
(tt)
The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Representatives with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking

Testing-the-Waters Communications. The Company has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act other than those listed on Schedule IV hereto. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.
(uu)
As of the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (i) the Time of Sale Prospectus, (ii) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (iii) any individual Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with Underwriter Information (as defined in Section 12(c) herein).
(vv)
None of the OneStream Parties nor the Subsidiaries have any securities rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.
(ww)
The interactive data in eXtensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(xx)
The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within the Company; such disclosure controls and procedures are effective at the reasonable assurance level; and the Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

(a)
This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.
(b)
The execution and delivery by or on behalf of such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this

Agreement, the Custody Agreement signed by or on behalf of such Selling Stockholder and Equiniti Trust Company, LLC, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the “Custody Agreement”) (if applicable) and the Power of Attorney appointing certain individuals as such Selling Stockholder’s attorneys‑in‑fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) (if applicable) will not contravene (i) any provision of applicable law; (ii) the certificate of incorporation or by‑laws or other comparable governing or constituent documents of such Selling Stockholder (if such Selling Stockholder is not a natural person); (iii) any material agreement or other instrument binding upon such Selling Stockholder; or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder except in the case of clauses (i), (iii) or (iv) as would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the ability of the Selling Stockholder to perform its obligations under this Agreement, the Custody Agreement (if applicable) and the Power of Attorney (if applicable), and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement (if applicable) or Power of Attorney (if applicable) of such Selling Stockholder, except such as have already been obtained or as may be required under the Securities Act, the Exchange Act or the rules and regulations thereunder, or by the securities or Blue Sky laws of the various states or non-U.S. jurisdictions or the rules and regulations of FINRA in connection with the offer and sale of the Shares.
(c)
Prior to the Closing Date, such Selling Stockholder will have valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the units of OneStream LLC and shares of Class D Common Stock that such Selling Stockholder will redeem, exchange or convert, as applicable, into Shares in connection with the transactions contemplated by this Agreement, free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney. Immediately prior to the Closing, such Selling Stockholder will have valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.
(d)
The Custody Agreement (if applicable) and the Power of Attorney (if applicable) have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and are valid and binding agreements of such

Selling Stockholder subject to the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(e)
Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8‑105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8‑303 of the UCC, (B) under Section 8‑501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim,” within the meaning of Section 8‑102 of the UCC, to such Shares may be successfully asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8‑102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.
(f)
Such Selling Stockholder has delivered to the Representatives an executed lock-up agreement in substantially the form attached hereto as Exhibit A.
(g)
[Reserved]
(h)
(i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, as of the date of such amendment or supplement, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, in the case of each Selling Stockholder, the representations and warranties set forth in this paragraph are limited solely to statements or omissions made in reliance upon information relating to such Selling Stockholder furnished in writing to the Company or the Representatives by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show (when considered with the Time of Sale Prospectus) or the Prospectus or any supplement thereto, it being understood and agreed that the only information furnished in writing by such Selling Stockholder consists of the name of such Selling Stockholder, the number of offered shares and the address and other information with respect to such Selling Stockholder (excluding percentages) which appear in the Registration Statement or any Prospectus in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” and, if such Selling Stockholder is an executive officer or director of the Company (including any person who is named in the Registration Statement or any Prospectus or any amendment or supplement thereto as a person who is to become a director of the Company at a future date), the biographical information of such Selling Stockholder as set forth under the caption “Management” in the Registration Statement or any Prospectus (with respect to each such Selling Stockholder (the “Selling Stockholder Information”).
(i)
Such Selling Stockholder represents and warrants that it is not (i) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $[ • ] a share (the “Purchase Price”) the number of Firm Shares (subject to such adjustments to eliminate fractional shares as Morgan Stanley may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Seller, severally and not jointly, agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [ • ] Additional Shares at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice to the Company not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such Additional Shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

4. Terms of Public Offering. The Sellers are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Sellers are further advised by the Representatives that the Shares are to be offered to the public initially at $[ • ] a share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[ • ] a share under the Public Offering Price.

5. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [ • ], 2024, or at such other time on the same or such other date, not later than [ • ], 2024, as shall be agreed upon in writing by the Company and the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares to be sold by each Seller shall be made to such Seller in federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [ • ], 2024, as shall be agreed upon in writing by the Company and the Representatives.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters. The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the Shares to the Underwriters duly paid and (ii) any withholding required by law.

6. Conditions to the Underwriters’ Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [ • ] p.m. (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a)
Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission;

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its Subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and

(iii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the OneStream Parties and the Subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representatives’ judgment, is material and adverse and that makes it, in the Representatives’ judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)
The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of each OneStream Party on behalf of such OneStream Party, to the effect set forth in Sections 6(a)(i) and 6(a)(ii) above and to the effect that the representations and warranties of the OneStream Parties contained in this Agreement are true and correct as of the Closing Date and that each OneStream Party has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)
The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Wilson Sonsini Goodrich & Rosati, Professional Corporation, outside counsel for the OneStream Parties, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.
(d)
The Underwriters shall have received on the Closing Date an opinion of Jones Day, outside counsel for each of the Sellers identified as a “KKR Seller” on Schedule II hereto (collectively, “KKR”), in their capacity as Selling Stockholders, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.
(e)
The Underwriters shall have received on the Closing Date an opinion of Maples and Calder (Cayman) LLP, Cayman Islands special counsel to KKR TFO Partners L.P., KKR Custom Equity Opportunities Fund L.P., KKR-Milton Strategic Partners L.P., KKR NGT (Dream) Blocker Parent L.P., KKR NGT (Dream) Blocker Parent (EEA) L.P. and KKR Wolverine I Ltd., each of which is a KKR Seller identified on Schedule II hereto, in their capacity as a Selling Stockholder, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.
(f)
The Underwriters shall have received on the Closing Date an opinion of Stikeman Elliot LLP, Ontario counsel to K-PRIME AG Financing L.P., a KKR Seller identified on Schedule II hereto, in their capacity as a Selling Stockholder, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.
(g)
The Underwriters shall have received on the Closing Date an opinion of Whalen LLP, outside counsel for the Selling Stockholders other than KKR and Alkeon (as defined below), dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.
(h)
The Underwriters shall have received on the Closing Date an opinion of Pinsent Masons LLP, outside counsel for Alkeon Innovation Lux, SCSp SICAV-RAIF (“Alkeon Lux”), a Selling Stockholder identified on Schedule II hereto, in its capacity as a Selling Stockholder, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.
(i)
The Underwriters shall have received on the Closing Date an opinion of Walkers (Cayman) LLP, outside counsel for Alkeon Innovation Master Fund II, LP, Alkeon Innovation Master Fund II, Private Series, LP, Alkeon Innovation Master Fund, LP, and Alkeon Innovation Opportunity Master Fund, LP (collectively, “Alkeon Innovation,” and together with Alkeon Lux, “Alkeon”), each a Selling Stockholder identified on Schedule II hereto, in their capacity as a Selling Stockholder, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.
(j)
The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Latham & Watkins LLP, counsel for the Underwriters, dated the Closing Date in form and substance reasonably acceptable to the Representatives.

With respect to the negative assurance letters to be delivered pursuant to Sections 6(c) and 6(j) above, Wilson Sonsini Goodrich & Rosati, Professional Corporation, and Latham & Watkins LLP may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 6(d), 6(e), 6(f), 6(g), 6(h) and 6(i) above, Jones Day, Stikeman Elliot LLP, Whalen LLP and Maples, Calder (Cayman) LLP, Walkers (Cayman) LLP and Pinsent Masons LLP may rely upon an opinion or opinions of counsel for any Selling Stockholders and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Stockholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Stockholder (as applicable) and in other documents and instruments; provided that (A) each such counsel for the Selling Stockholder is satisfactory to the Representatives, (B) a copy of each opinion so relied upon is delivered to the Representatives and is in form and substance satisfactory to the Representatives, (C) copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to the Representatives and shall be in form and substance satisfactory to the Representatives and (D) Jones Day, Stikeman Elliot LLP, Whalen LLP, Maples and Calder (Cayman) LLP, Walkers (Cayman) LLP and Pinsent Masons LLP shall state in their opinion that they are justified in relying on each such other opinion.

(k)
The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale

Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut‑off date” not earlier than the date hereof.
(l)
The Underwriters shall have received, on each of the date hereof and the Closing Date, a Chief Financial Officer’s certificate, signed on behalf of the Company by the Chief Financial Officer of the Company, in form and substance reasonably satisfactory to the Representatives.
(m)
The lock‑up agreements, each substantially in the form of Exhibit A hereto, between the Representatives and certain stockholders, officers and directors of the Company relating to restrictions on sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof (the “Lock-up Agreements”), shall be in full force and effect on the Closing Date.
(n)
The Underwriters shall have received on the Closing Date a certificate of each of the Selling Stockholders (or from an Attorney-in-Fact on behalf of such Selling Stockholder), in form and substance satisfactory to the Representatives, confirming that the representations of such Selling Stockholders are true and correct and that such Selling Stockholder has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date.
(o)
The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of the following:

(i) a certificate, dated the Option Closing Date and signed by an executive officer of each OneStream Party on behalf of such OneStream Party, confirming that the certificate delivered on the Closing Date pursuant to Section 6(b) hereof remains true and correct as of such Option Closing Date;

(ii) an opinion and negative assurance letter of Wilson Sonsini Goodrich & Rosati, Professional Corporation, outside counsel for the Company, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion and negative assurance letter required by Section 6(c) hereof;

(iii) an opinion of Jones Day, outside counsel for KKR, in their capacity as Selling Stockholders, dated the Option Closing Date, in form and substance reasonably satisfactory to the Representatives, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion letter required by Section 6(d) hereof;

(iv) an opinion of Maples and Calder (Cayman) LLP, Cayman Islands special counsel to KKR TFO Partners L.P., KKR Custom Equity Opportunities Fund L.P., KKR-Milton Strategic Partners L.P., KKR NGT (Dream) Blocker Parent L.P., KKR NGT (Dream) Blocker Parent (EEA) L.P. and KKR Wolverine I Ltd., each of which is a KKR Seller identified on Schedule II hereto, in their capacity as a Selling Stockholder, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion letter required by Section 6(e) hereof;

(v) an opinion of Stikeman Elliot LLP, Ontario counsel to K-PRIME AG Financing L.P., a KKR Seller identified on Schedule II hereto, in their capacity as a Selling Stockholder, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(f) hereof;

(vi) an opinion of Whalen LLP, outside counsel for the Selling Stockholders other than KKR and Alkeon, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(g) hereof;

(vii) an opinion of Pinsent Masons LLP, outside counsel for Alkeon Lux, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(h) hereof;

(viii) an opinion of Walkers (Cayman) LLP, outside counsel for Alkeon Innovation, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(i) hereof;

(ix) an opinion and negative assurance letter of Latham & Watkins LLP, counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion and negative assurance letter required by Section 6(j) hereof;

(x) a letter dated the Option Closing Date, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 6(k) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than two business days prior to such Option Closing Date;

(xi) a Chief Financial Officer’s certificate, dated the Option Closing Date and signed on behalf of the Company by the Chief Financial Officer of the Company, in substantially the same form and substance as the certificate required by Section 6(l) hereof; and

(xii) such other documents as the Representatives may reasonably request with respect to the good standing of each OneStream Party, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

7. Covenants of the OneStream Parties. Each OneStream Party, jointly and severally, covenants with each Underwriter as follows:

(a)
To furnish to the Representatives, without charge, two (2) signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.
(b)
Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
(c)
To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by any OneStream Party and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.
(d)
Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)
If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
(f)
If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.
(g)
To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request; provided that in no event shall any OneStream Party be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, or taxation in any jurisdiction where it is not now so subject.

(h)
To make generally available to the Company’s security holders (which may be satisfied by filing with the Commission on its Electronic Data Gathering Analysis and Retrieval System) and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
(i)
[Reserved]
(j)
If any Seller is not a U.S. person for U.S. federal income tax purposes, the Company will deliver to each Underwriter (or its agent), on or before the Closing Date, (i) a certificate with respect to the Company’s status as a “United States real property holding corporation,” dated not more than thirty (30) days prior to the Closing Date, as described in Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), and (ii) proof of delivery to the IRS of the required notice, as described in Treasury Regulations 1.897-2(h)(2).
(k)
The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the Restricted Period (as defined in this Section 7).
(l)
If at any time following the distribution of any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act there occurred or occurs an event or development as a result of which such Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.
(m)
The Company will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.

Each OneStream Party covenants with each Underwriter that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period ending 60 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) publicly file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder or the issuance, transfer, redemption or exchange of securities of the OneStream Parties in connection with the transactions contemplated by this Agreement as described in the Time of Sale Prospectus and the Prospectus, (B) the issuance of shares of Common Stock by the Company upon the exercise of an option or warrant, the conversion or vesting and settlement of a security outstanding on the date hereof, or the redemption or exchange of membership interests of OneStream LLC, as described in the Time of Sale Prospectus and the Prospectus; provided that each recipient of Common Stock pursuant to this clause (B) shall execute a lock-up agreement substantially in the form of Exhibit A hereto with respect to the remaining portion of the Restricted Period, (C) the grant of options or any other type of equity award described in the Time of Sale Prospectus and the Prospectus, or the issuance of shares of Common Stock by the Company (whether upon the exercise of stock options or otherwise) to employees, officers, directors, advisors or consultants of the Company pursuant to employee benefit plans in effect on the date hereof and described in the Time of Sale Prospectus and the Prospectus; provided that each recipient of Common Stock pursuant to this clause (C) shall execute a lock-up agreement substantially in the form of Exhibit A hereto with respect to the remaining portion of the Restricted Period, (D) the confidential submission of a registration statement; provided that no public announcements are made regarding the submission or transaction during the Restricted Period; (E) the filing by the Company of a registration statement on Form S-8 relating to the issuance, vesting, exercise or settlement of equity awards granted or to be granted pursuant to any employee benefit plan in effect on the date hereof and described in the Time of Sale Prospectus and the Prospectus, (F) the establishment of a trading plan on behalf of itself or a stockholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period (except to the extent otherwise allowed pursuant to the terms of the Lock-up Agreement) and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period, or (G) the sale or issuance of or entry into an agreement to sell or issue Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock in connection with one or more mergers, acquisitions of securities, businesses, property or other assets, products or technologies; joint ventures; commercial relationships or other strategic corporate transactions or alliances; provided that the aggregate amount of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (on an as-converted, as-exercised or as-exchanged basis) that the Company may sell or issue or agree to sell or issue pursuant to this clause (G) shall not exceed 10% of the total number of shares of Common Stock of the Company issued and outstanding immediately following the completion of the transactions contemplated by this Agreement (including issuance of Additional Shares, if any) determined on a fully-diluted basis and assuming that all outstanding membership interests in OneStream LLC that are exchangeable for shares of Class A Common Stock are so exchanged.

8. Covenants of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, covenants with each Underwriter as follows:

(a)
Each Selling Stockholder will deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.
(b)
Each Selling Stockholder will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and each Seller undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.

9. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the OneStream Parties, jointly and severally, agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the OneStream Parties’ counsel, the OneStream Parties’ accountants and counsel for the Selling Stockholders in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by any OneStream Party and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the reasonable and documented cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable and documented fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA (provided that the aggregate amount payable by the Company pursuant to clause (iii) and the reasonable and documented fees and disbursements of counsel to the Underwriters described in this clause (iv) shall not exceed $25,000) (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the OneStream Parties relating to investor presentations on any road show undertaken in connection with the marketing of the offering of the Shares (with the Underwriters agreeing to pay all costs and expenses related to their participation in investor presentations on any road show undertaken in connection with the marketing of the offering of the Shares, including all travel, lodging and other expenses of the Underwriters or any of their employees), including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company and travel and lodging expenses of the representatives and officers of the Company and any such consultants, (viii) the document production charges and expenses associated with printing this Agreement and (ix) all other costs and expenses incident to the performance of the obligations of the OneStream Parties hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 11 entitled “Indemnity and Contribution” and the last paragraph of Section 14 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

10. Covenants of the Underwriters. Each Underwriter, severally and not jointly, covenants with the OneStream Parties not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

11. Indemnity and Contribution. (a) The OneStream Parties agree, jointly and severally, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any OneStream Party information that any OneStream Party has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication, or that arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities that arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the Underwriter Information described as such in paragraph (c) below.

(b)
Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, the Prospectus or any amendment or supplement thereto, or any Testing-the-Waters Communication or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the Selling Stockholder Information relating to such Selling Stockholder. The liability of each Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate net proceeds (after deducting underwriting discounts and commissions but before deducting expenses) of the Shares sold by such Selling Stockholder under this Agreement (with respect to each Selling Stockholder, the “Selling Stockholder Proceeds”) less any amounts such Selling Stockholder actually pays pursuant to the contribution provisions of Section 11(e) below.
(c)
Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the OneStream Parties, the Selling Stockholders, the Company’s directors, its officers who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show or the Prospectus or any amendment or supplement thereto, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show or the Prospectus or any amendment or supplement thereto (such information furnished by any Underwriter, the “Underwriter Information”), it being understood and agreed that the only such information furnished by any Underwriter consists of the following information under the caption “Underwriters (Conflicts of Interest)” in the Prospectus: the fourth paragraph concerning the terms of the offering by the Underwriters and the fourteenth paragraph concerning stabilization by the Underwriters.
(d)
In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a), 11(b) or 11(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel chosen by the indemnifying party and reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to one local counsel in each jurisdiction) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to one local counsel in each jurisdiction) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters, and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the OneStream Parties, and such directors, officers and control persons of the OneStream Parties, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by the persons named as attorneys‑in‑fact for the Selling Stockholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include any statement as to any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(e)
To the extent the indemnification provided for in Section 11(a), 11(b) or 11(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 11(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (after deducting underwriting discounts and commissions but before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by a OneStream Party, the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The Selling Stockholders’ obligations to contribute pursuant to this Section 11 are several, and not joint. The liability of each Selling Stockholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the Selling Stockholder Proceeds of such Selling Stockholder less any amounts that such Selling Stockholder is obligated to pay pursuant to the indemnity provisions of Section 11(b) above.
(f)
The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
(g)
The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of any OneStream Party and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, by or on behalf of any Selling Stockholder or any person controlling any Selling Stockholder, or by or on behalf of any OneStream Party, the Company’s officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

12. [Reserved]

13. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange or the Nasdaq Global Select Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over‑the‑counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

14. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one‑tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non‑defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 14 by an amount in excess of one‑ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one‑tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non‑defaulting Underwriter, any OneStream Party or the Selling Stockholders. In any such case either the Representatives or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one‑tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any OneStream Party or Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any OneStream Party or Seller shall be unable to perform its obligations under this Agreement as a result of the circumstances described in Section 13(ii), the OneStream Parties will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out‑of‑pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

15. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the OneStream Parties and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)
Each OneStream Party and each Selling Stockholder acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, any OneStream Party, any of the Selling Stockholders or any other person, (ii) the Underwriters owe the OneStream Parties and each Selling Stockholder only those duties and obligations set forth in this Agreement, any contemporaneous written agreements and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of the OneStream Parties and each Selling Stockholder, and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. Each OneStream Party and each Selling Stockholder waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.
(c)
Each Selling Stockholder further acknowledges and agrees that, although the Underwriters may provide certain Selling Stockholders with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to any Selling Stockholder to participate in the offering or sell any Shares at the Purchase Price, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

16. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)
In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

17. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

18. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

19. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

20. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent the Representatives at Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358), Attention Equity Syndicate Desk; and KKR Capital Markets LLC, 30 Hudson Yards, New York, New York 10001; if to the OneStream Parties shall be delivered, mailed or sent to OneStream, Inc., 362 South Street, Rochester, Michigan 48307, Attention: General Counsel, with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94303, Attention: Allison B. Spinner; if to KKR shall be delivered, mailed or sent to KKR Dream Holdings LLC, c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, New York, NY 10001, Attention: General Counsel, with a copy to Jones Day, 1755 Embarcadero Road, Palo Alto, California 94303, Attention: Timothy Curry (tcurry@jonesday.com); and, if to the Selling Stockholders other than KKR shall be delivered, mailed or sent to each of the Attorneys-in-Fact named in the Power of Attorney, c/o the Company at the address set forth on the cover of the Registration Statement, Attention: General Counsel, with a copy, which shall not constitute notice, to Whalen LLP, 4701 Von Karman Av, Suite 325, Newport Beach, CA 92660.

21. Allocation of Selling Stockholder Securities. Without limiting the applicability of Section 3 hereof or any other provision of this Agreement, with respect to any Underwriter who is affiliated with any person or entity engaged to act as an investment adviser on behalf of an advisory client who has a direct or indirect interest in the Shares being sold by a Selling Stockholder, it is the intention of such Selling Stockholder that the Shares being sold to such Underwriter shall not include any Shares attributable to such client (with any such Shares instead being intended by such Selling Stockholder to be allocated and sold to the other Underwriters) and, accordingly, the fees or other amounts received by such Underwriter in connection with the transactions contemplated hereby shall not include any fees or other amounts attributable to such client (and, if there is any unsold allotment in the offering at the Closing Date, such unsold allotment in respect of Shares attributable to such client being intended by such Selling Stockholder shall be allocated solely to Underwriters not affiliated with such client).

[Signature Pages Follow]

Very truly yours,

ONESTREAM, INC.

By:
Name:
Title:

ONESTREAM SOFTWARE, LLC

By:
Name:
Title:

The Selling Stockholders named in
Schedule II hereto (except those designated as a KKR Seller), acting severally

By:
Name:
	Title:	Attorney-in Fact

[Signature Page to Underwriting Agreement]

KKR AMERICAS XII (DREAM) BLOCKER PARENT L.P.

By:	KKR ASSOCIATES AMERICAS XII
AIV L.P., its general partner

By:	KKR Americas XII AIV GP LLC, its
general partner

By:
Name:
Title:

KKR AMERICAS XII EEA (DREAM) BLOCKER PARENT L.P.

By:	KKR ASSOCIATES AMERICAS XII
AIV L.P., its general partner

By:	KKR Americas XII AIV GP LLC, its
general partner

By:
Name:
Title:

KKR AMERICAS XII (DREAM II) BLOCKER PARENT L.P.

By:	KKR ASSOCIATES AMERICAS XII
AIV L.P., its general partner

By:	KKR Americas XII AIV GP LLC, its
general partner

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

KKR TFO PARTNERS L.P.

By:	KKR ASSOCIATES TFO L.P., its
general partner

By:	KKR TFO GP Limited, its general partner

By:
Name:
Title:

KKR CUSTOM EQUITY OPPORTUNITIES FUND L.P.

By:	KKR Associates Custom Equity
Opportunities L.P., its general partner

By:	KKR Custom Equity Opportunities
Limited, its general partner

By:
Name:
Title:

KKR-MILTON STRATEGIC PARTNERS L.P.

By:	KKR Associates Milton Strategic L.P.,
its general partner

By:	KKR Milton Strategic Limited, its
general partner

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

KKR NGT (DREAM) BLOCKER PARENT L.P.

By:	KKR Associates NGT L.P., its general
partner

By:	KKR Next Gen Tech Growth Limited,
its general partner

By:
Name:
Title:

KKR NGT (DREAM) BLOCKER PARENT (EEA) L.P.

By:	KKR Associates NGT L.P., its general
partner

By:	KKR Next Gen Tech Growth Limited,
its general partner

By:
Name:
Title:

KKR WOLVERINE I LTD.

By:
Name:
Title:

K-PRIME AG FINANCING L.P.

By:	K-PRIME Hedge-Finance GP Limited,
its general partner

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Morgan Stanley & Co. LLC J.P. Morgan Securities LLC

Acting severally on behalf of themselves and
the several Underwriters named in Schedule I hereto.

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	J.P. Morgan Securities LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Morgan Stanley & Co. LLC
J.P. Morgan Securities LLC
KKR Capital Markets
Citigroup Global Markets Inc.
BofA Securities, Inc.
Guggenheim Securities, LLC
Mizuho Securities USA LLC
Raymond James & Associates, Inc.
Scotia Capital (USA) Inc.
Truist Securities, Inc.
BTIG, LLC
Piper Sandler & Co.
TD Securities (USA) LLC
Nomura Securities International, Inc.
AmeriVet Securities, Inc.
Blaylock Van, LLC
Cabrera Capital Markets LLC
Drexel Hamilton, LLC
Loop Capital Markets LLC
WR Securities, LLC
Total:

I-1

SCHEDULE II

Selling Stockholder		Number of Firm Shares To Be Sold	Number of Additional Shares To Be Sold

KKR Americas XII (Dream) Blocker Parent L.P.	*
KKR Americas XII EEA (Dream) Blocker Parent L.P.	*
KKR Americas XII (Dream II) Blocker Parent L.P.	*
KKR TFO Partners L.P.	*
KKR Custom Equity Opportunities Fund L.P.	*
KKR-Milton Strategic Partners L.P.	*
KKR NGT (Dream) Blocker Parent L.P.	*
KKR NGT (Dream) Blocker Parent (EEA) L.P.	*
KKR Wolverine I Ltd.	*
K-PRIME AG Financing L.P.	*
[ • ]
Total:

* KKR Seller

II-1

SCHEDULE III

Time of Sale Prospectus

1.
Preliminary Prospectus issued [ • ], 2024
2.
Pricing information:

Firm Shares to be sold by the Company: [ • ]

Firm Shares to be sold by the Selling Shareholders: [ • ]

Additional Shares to be sold by the Company: [ • ]

Additional Shares to be sold by the Selling Shareholders: [ • ]

Public Offering Price: $[ • ] per share

Underwriting Discount per Share: $[ • ]

III-1

SCHEDULE IV

Written Testing-the-Waters Communications

1. None.

IV-1

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

_____________, 2024

Morgan Stanley & Co. LLC

J.P. Morgan Securities LLC

as Representatives of the several

Underwriters listed in Schedule I to the

Underwriting Agreement referred to below

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC (collectively, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with OneStream, Inc., a Delaware corporation (the “Company”), OneStream Software, LLC (“OneStream LLC”) and the selling stockholders named in the Underwriting Agreement, providing for the public offering (the “Public Offering”) by the several Underwriters listed on Schedule I to the Underwriting Agreement, including the Representatives (the “Underwriters”), of shares (the “Shares”) of the Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”). The undersigned further understands that the Company is authorized to issue, in addition to Class A Common Stock, shares of Class B common stock (the “Class B Common Stock”), Class C common stock (the “Class C Common Stock”) and Class D common stock (together with the Class A Common Stock, Class B Common Stock and Class C Common Stock, the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of each of the Representatives on behalf of the Underwriters, the undersigned will not, and will not cause any of the undersigned’s direct or indirect affiliates to, and will not publicly disclose an intention to, during the period commencing on the date of this letter agreement (this “Letter Agreement”) and ending 60 days after the date of the final prospectus (the “Restricted Period”) related to the Public Offering (the “Prospectus”), (1) offer[, pledge,] sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or units of OneStream LLC beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned that are convertible into or exercisable or exchangeable (directly or indirectly) for, or that represent the right to receive, Common Stock or units of OneStream LLC (such shares of Common Stock, units of OneStream LLC or such other securities collectively, the “Securities,” and any such Securities beneficially owned by the undersigned, the “Undersigned’s Securities”), or (2) enter into any swap, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Securities, in cash or otherwise. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (whether by the undersigned or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any of the Undersigned’s Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Securities, in cash or otherwise.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities in the following transactions:

(1) any sales of Common Stock by the undersigned to the Underwriters pursuant to the Underwriting Agreement;

(2) transactions relating to Securities acquired in the Public Offering or in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made during the Restricted Period in connection with subsequent sales of Securities acquired in the Public Offering or such open market transactions;

(3) transfers of the Undersigned’s Securities (i) as a bona fide gift, (ii) for bona fide estate planning purposes, (iii) upon death or by will, testamentary document or intestate succession, (iv) to an immediate family member of the undersigned or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this clause (3), “immediate family” shall mean any spouse or domestic partner and relationship by blood, current or former marriage or domestic partnership, or adoption, not more remote than first cousin), or (v) if the undersigned is a trust, to any beneficiary of the undersigned or the estate of any such beneficiary;

(4) distributions, transfers or dispositions of the Undersigned’s Securities (i) to another corporation, partnership, limited liability company, trust or other business entity (or in each case its nominee or custodian) that is an affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned, or to any investment fund or other entity that controls, is controlled by, or is under common control with, or managed by the undersigned or affiliates of the undersigned, or (ii) as part of a distribution, transfer or disposition by the undersigned to its stockholders, current or former partners (general or limited), affiliates, subsidiaries, members, beneficiaries or other equity holders, or to the estates of any such stockholders, partners, beneficiaries or other equity holders;

(5) (i) the receipt by the undersigned from the Company of Securities upon the exercise of options or settlement of restricted stock units or other equity awards, or (ii) the transfer of Securities to the Company upon a vesting or settlement event of the Company’s restricted stock units or upon the exercise of options to purchase the Company’s securities on a “cashless” or “net exercise” basis to the extent permitted by the instruments representing such securities, options or restricted stock units (and any transfer to the Company necessary in respect of such amount needed for the payment of taxes, including estimated taxes, due as a result of such vesting, settlement or exercise whether by means of a “net settlement” or otherwise) so long as such “cashless” exercise or “net exercise” is effected solely by the surrender of outstanding securities, options or restricted stock units (or the Securities issuable upon the exercise or settlement thereof) to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price and/or withholding tax and remittance obligations, provided that (x) the Securities received upon exercise or settlement of the security, option or restricted stock unit are subject to the terms of this Letter Agreement, and (y) in the case of either clause (i) or (ii), any filing under Section 16(a) of the Exchange Act shall clearly indicate in the footnotes thereto that (A) the filing relates to the circumstances described in clauses (i) or (ii), as the case may be, (B) no Securities were sold by the reporting person and (C) in the case of clause (i), the Securities received upon exercise or settlement of the option or restricted stock unit are subject to a lock-up agreement with the Underwriters of the Public Offering;

(6) “sell-to-cover” transactions in connection with the exercise of options or vesting and settlement of restricted stock units pursuant to employee benefit plans (including equity incentive plans) described in the Prospectus, to satisfy applicable tax withholding obligations, provided that any filing under Section 16(a) of the Exchange Act shall clearly indicate in the footnote thereto that the filing relates to the circumstances described in this clause (6);

(7) the establishment or modification of a trading plan on behalf of a stockholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Securities (a “10b5-1 Plan”), provided that (i) such 10b5-1 Plan does not provide for the transfer of Securities during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment or modification of such 10b5-1 Plan during the Restricted Period, such announcement or filing shall include a statement to the effect that no transfer of Securities may be made under such 10b5-1 Plan during the Restricted Period;

(8) sales of Securities under a 10b5-1 Plan that is existing as of the date hereof, provided that, if the undersigned is required to file a report under Section 16(a) of the Exchange Act during the Restricted Period, such filing shall state that such transaction has been executed under a 10b5-1 Plan and shall also state the date such 10b5-1 Plan was adopted;

(9) the transfer of Securities that occurs by operation of law pursuant to a qualified domestic order in connection with a divorce settlement, divorce decree, separation agreement or other court order or order of a regulatory agency, provided that such transfer shall not involve a disposition for value, and each such transferee shall sign and deliver a lock-up agreement substantially in the form of this Letter Agreement;

(10) without limiting clause (12) below, transfers, conversions, reclassifications, redemptions or exchanges of the Undersigned’s Securities in connection with the Public Offering, provided that any filing under Section 16(a) of the Exchange Act shall clearly indicate in the footnotes thereto the circumstances of such transfer, conversion, reclassification, redemption or exchange, and provided, further that any new Securities received upon such transfer, conversion, reclassification, redemption or exchange shall be subject to the terms of this Letter Agreement;

(11) the transfer of Securities in connection with or in response to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company or OneStream LLC, made to all holders of the Company’s or OneStream LLC’s, as applicable, capital stock involving a Change of Control (as defined below), provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Securities shall remain subject to the restrictions contained in this Letter Agreement (for purposes of this clause (9), “Change of Control” means the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than the Underwriters pursuant to the Public Offering), of Securities if, after such transfer, the equity holders of the Company or OneStream LLC, as applicable, immediately prior to such transfer do not own at least a majority of the outstanding voting securities of the Company (or the surviving entity) or OneStream LLC (or the surviving entity), as applicable;

(12) any sale or transfer of Securities to the Company or OneStream LLC as part of the Synthetic Secondary (as described in the Prospectus) or pursuant to other arrangements under which the undersigned or the Company has or will have the option or obligation to sell, purchase, repurchase, reclassify, redeem, convert or exchange such Securities or a right of first refusal with respect to such Securities;

(13) [transfers to permit lenders or finance counterparties (as well as any security agent, securities intermediary and/or custodian) in connection with a loan (including any margin loan) or other financing transaction provided to the undersigned and/or its affiliates to enforce their security interest by foreclosing, selling, transferring, appropriating or otherwise disposing of the Securities;] and

(14) transactions as permitted with the prior written consent of the Representatives;

provided that in the case of any transfer, distribution or disposition pursuant to clause (3)[ or (4)], such transfer shall not involve a disposition for value[; provided, further that in the case of any transfer, distribution or disposition pursuant to clause (3) or (4)], each transferee, donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this Letter Agreement and any public announcement or filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure reporting a reduction in beneficial ownership of shares of Common Stock, shall clearly indicate in the footnotes thereto the nature of the transaction; and provided, further that in the case of any transfer pursuant to clause (9) or (12), no public announcement or filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure shall be made during the Restricted Period, unless such filing is required and clearly indicates in the footnotes thereto that it relates to the circumstances described in clauses (9) or (12), as the case may be.

In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand or request for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, unless such demand or exercise shall not require the public filing of a registration statement until the expiration of the Restricted Period; provided that, a confidential submission of a registration statement shall be permitted so long as no public announcement is made regarding the submission or transaction during the Restricted Period. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this Letter Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Letter Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment or other advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Shares and the undersigned has consulted their own legal, accounting, financial, regulatory, tax and other advisors with respect to this Letter Agreement and the subject matter thereof to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering, enter into this Letter Agreement, or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

This Letter Agreement shall automatically terminate, and the undersigned will be released from all of his, her or its obligations hereunder, upon the earliest to occur, if any, of (a) the date that the Company advises the Representatives, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (b) the date that the Company withdraws the registration statement related to the Public Offering before the execution of the Underwriting Agreement, (c) if the Underwriting Agreement is executed but terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Shares to be sold thereunder, the date that the Underwriting Agreement is terminated or (d) December 31, 2024 if the Public Offering of the Shares has not been completed by such date.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

This Letter Agreement may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any signature so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows.]

Yours very truly,

IF AN INDIVIDUAL:		IF AN ENTITY:

By:
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By:
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